UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois	60008-4050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

As previously announced, on May 12, 2021, Arthur J. Gallagher & Co. (the “Company”) entered into a Security and Asset Purchase Agreement (the “Purchase Agreement”), by and among the Company, Aon plc (the “Seller”) and Willis Towers Watson plc (“Willis”). Pursuant to the Purchase Agreement, the Company will acquire certain Willis reinsurance, specialty and retail brokerage operations for a gross purchase price of $3.57 billion (the “WTW Transaction”). The Purchase Agreement is filed herewith as Exhibit 2.1.

The WTW Transaction is part of a proposed regulatory remedy for the pending combination of Aon plc and Willis Towers Watson plc (the “Aon Willis Transaction”) and, as such, its completion is dependent upon receipt of regulatory clearances permitting the completion of the Aon Willis Transaction. Completion of the Aon Willis Transaction depends upon antitrust clearance in a number of jurisdictions, including Australia, the European Union, New Zealand, Singapore and the United States. Completion of the WTW Transaction and the Aon Willis Transaction are also subject to certain other customary closing conditions. In certain circumstances, the Company may be required to purchase additional operations of Willis or the Seller to the extent necessary for obtaining regulatory clearances relating to the Aon Willis Transaction.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purpose of the Purchase Agreement and were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, as well as by information contained in the parties’ filings made with the U.S. Securities and Exchange Commission, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Purchase Agreement is described in this filing only to provide investors with information regarding the terms of the Purchase Agreement as agreed among the contracting parties, and not to provide investors with any other factual information regarding the parties or their respective businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 8.01.	Other Events.

Common Stock Offering

On May 12, 2021, the Company entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the several underwriters listed on Schedule I thereto (the “Common Stock Underwriters”), pursuant to which the Company agreed to sell to the Common Stock Underwriters 10,350,000 shares of its common stock, par value $1.00 per share (the “Shares”), for an aggregate purchase price by the Common Stock Underwriters of $1,436,631,750. The Common Stock Underwriting Agreement is filed herewith as Exhibit 1.1.

The offering of the Shares was made pursuant to a shelf registration statement filed with the U.S. Securities and Exchange Commission on Form S-3 (File No. 333-254015). On May 17, 2021, the Company closed the offering of the Shares.

The opinion of Gibson, Dunn & Crutcher LLP, relating to the validity of the Shares offered and sold pursuant to the Common Stock Underwriting Agreement, is filed herewith as Exhibit 5.1.

Notes Offering

On May 13, 2021, the Company entered into an underwriting agreement (the “Notes Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named in Schedule A thereto (the “Notes Underwriters”), pursuant to which, the Company has agreed to sell to the Notes Underwriters, and the Notes Underwriters have agreed to purchase from the Company, $650 million aggregate principal amount of its 2.500% senior notes due 2031 (the “2031 Notes”) and $850 million aggregate principal amount of its 3.500% Senior Notes due 2051 (“2051 Notes” and together with the 2031 Notes, the “Notes”). The Notes Underwriting Agreement is filed herewith as Exhibit 1.2.

The Company expects to close the offering of the Notes on or about May 20, 2021, subject to the satisfaction of customary closing conditions.

The offering of the Notes is being made pursuant to a shelf registration statement filed with the U.S. Securities and Exchange Commission on Form S-3 (File No. 333-254015).

Risk Factors

The Company is also supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 8, 2021, with the risk factors relating to the proposed WTW Transaction filed as Exhibit 99.1 hereto and incorporated by reference herein.

The foregoing descriptions of the Purchase Agreement, the Common Stock Underwriting Agreement, the Notes Underwriting Agreement and other documents relating to these transactions do not purport to be complete and are qualified in entirety by reference to the full text of the securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Information Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “contemplate,” “forecast,” “project,” “intend,” “plan,” “potential,” and other similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “see,” “should,” “will” and “would.” You can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Examples of forward-looking statements regarding the acquisition described in this report or exhibits to this report include, but are not limited to, statements regarding expected benefits of the proposed transaction, the expected consideration to be paid in the proposed transaction, the expected revenue, EPS (including non-GAAP variations thereof), and EBITDAC impacts of the proposed transaction, the size and status of the combined organization within various jurisdictions, required regulatory approvals, the expected timing of the completion of the proposed transaction, expected duration and costs of integration, and the anticipated financing of the proposed transaction.

Readers are cautioned against relying on any forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include (a) risks related to the integration of the acquired operations, businesses and assets into the Company; (b) the possibility that the proposed transaction is not completed when expected or at all because required regulatory approvals (for either the WTW Transaction or the Aon Willis Transaction) are not received or other conditions to the closing are not satisfied on a timely basis or at all; (c) the risk that the financing required to fund the proposed transaction is not obtained on the terms anticipated or at all; (d) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (e) the possibility that the anticipated benefits of the proposed transaction, including cost savings and expected synergies, are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the acquired operations into the Company; (f) the possibility that our estimates of lost revenue in the acquired operations from breakage due to departing key brokers and other employees and the loss of clients are incorrect and actual lost revenue is greater than expected; (g) the increased legal and regulatory complexity of entering additional geographic markets, including the risks associated with the labor and employment law frameworks in certain countries where the Company does not currently operate; (h) conditions imposed in order to obtain required regulatory approvals; (i) uncertainties in the global economy and equity and credit markets and their potential impact on the Company’s ability to finance the proposed transaction on acceptable terms, at favorable pricing, in a timely manner, or at all; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) diversion of management’s attention from ongoing business operations and opportunities; (l) the inability to retain certain key employees of the acquired operations or the Company; (m) risks associated with increased leverage from the proposed transaction; (n) competitive responses to the proposed transaction; (o) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; (p) that financial information subsequently presented for the acquired business in our subsequent public filings may be different from that presented herein and (q) additional factors discussed in the section entitled “Information Concerning Forward-Looking Statements” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the additional “Risk Factors” included in Exhibit 99.1 attached hereto. The COVID-19 pandemic currently amplifies, and in the future could continue to amplify, the risks, uncertainties and assumptions, reflected in such forward looking statements and risk factors.

Any forward-looking statement made by the Company in this report speaks only as of the date on which it is made. Except as required by applicable law, the Company does not undertake to update the information included herein.

Item 9.01	Financial Statements and Exhibits.

1.1	Underwriting Agreement, dated May 12, 2021, by and between Arthur J. Gallagher & Co. and Morgan Stanley & Co. LLC, as representative of the several underwriters listed on Schedule I thereto.

1.2	Underwriting Agreement, dated May 13, 2021, by and between Arthur J. Gallagher & Co., BofA Securities, Inc. and J.P. Morgan Securities LLC, as representative of the underwriters named in Schedule A thereto.

2.1	Security and Asset Purchase Agreement, dated as of May 12, 2021, by and among Arthur J. Gallagher & Co., Aon plc and Willis Towers Watson plc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Risk Factors Relating to the Proposed WTW Transaction

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: May 17, 2021	/s/ WALTER D. BAY
Walter D. Bay Vice President, General Counsel and Secretary